THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."

                                  LEASE AGREEMENT

      This Lease Agreement (hereinafter called "LEASE") is executed on March 7, 2000 ("EFFECTIVE DATE") by and between Sabre Inc., a Delaware corporation ("LANDLORD"), and Travelocity.com LP, a Delaware Limited Partnership ("TENANT").

                                W I T N E S S E T H:

      WHEREAS, Landlord is the owner of the office buildings and related appurtenances (the "BUILDING") described on EXHIBIT "A" attached hereto; and

      WHEREAS, Landlord is willing to provide, and Tenant desires to receive, office space as more fully described below all on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for the fees described herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. PREMISES. (A) Landlord hereby leases to Tenant and Tenant hereby takes from Landlord the office space in the offices identified and described on EXHIBIT "B" attached hereto (the "LEASED PREMISES"), for the limited purpose specified in paragraph 3 below and the furniture, fixtures and equipment (the "furniture") owned by Landlord and located within the Leased Premises as of the commencement date. In addition, Landlord hereby agrees that Tenant and its agents, employees and invitees shall have non-exclusive access to the shared office support areas (which areas include, without limitation, photocopy service areas, mail room, reception areas and such) containing the agreed rentable square footages identified and described on EXHIBIT "B" attached hereto (the "SHARED AREAS"), for the limited purposes specified in paragraph 3 below. Tenant and its agents, employees and invitees shall additionally have the non-exclusive right with others designated by Landlord (including, without limitation, Landlord and its agents, employees and invitees) to the free use of the common areas situated in or about the Building for their intended and normal purposes in connection with the use of the Leased Premises and Shared Areas in accordance with the terms of this Lease, including, without limitation, the parking areas, sidewalks, driveways, hallways, stairways, restrooms, common entrances, lobbies and other similar public areas and access ways situated in or about the Building.

            (B) In the event that Tenant requires additional space in the premises known as Centreport I, then Landlord will use its reasonable best efforts to provide additional space in Centreport I to enable Tenant's new employees to be co-located with Tenant's current employees. The parties will execute an amendment to this Lease to add the additional space to the Leased Premises and to account for the additional rent resulting from such additional space.

      2. TERM. The term (the "TERM") of this Lease shall commence on the Effective Date and shall continue for a period of one (1) year, unless sooner terminated or extended as provided herein. Following the initial year the Term will automatically extend for successive one (1) year periods. Tenant may terminate this Lease at any time upon sixty (60) days prior written notice to Landlord, and Landlord may terminate this Lease at any time upon one (1) year's prior written notice to Tenant.

      3. USE. During the Term hereof, Tenant shall use and occupy the Leased Premises for general office purposes, and shall use the Shared Areas for the reasonable business purposes for which they were being used by Tenant at the Effective Date.

      4. BASIC RENT. Tenant covenants and agrees to pay to Landlord the Monthly Basic Rent as set forth in EXHIBIT "C". The pro-rata Monthly Basic Rent for March 2000 is payable on the Effective Date. Thereafter, Monthly Basic Rent is payable in advance in equal monthly installments on the first day of each month, commencing April 1, 2000, during the Term. Additional rent may be payable as provided on EXHIBIT "C".

      5. PAYMENTS AND AUDIT. Tenant covenants and agrees to make payments to Landlord for Basic Rent at the address of Landlord as set forth in paragraph 26 below or at any other place that Landlord may designate to Tenant in writing, without notice or demand and without abatement, deduction or set-off (except as is otherwise provided in this Lease) of any amount whatsoever. Upon thirty (30) days notice to Landlord, Tenant may audit the books and records of Landlord related to the calculation of rent due under this Lease solely to verify the accuracy of the rent paid or payable by Tenant under this Lease. Such audits may occur no more frequently than once per calendar year during the Term, and once within the six (6) month period following termination of this Lease.

      6. LANDLORD'S OBLIGATIONS. (A) Subject to the limitations hereinafter set forth, Landlord agrees, while Tenant is occupying the Leased Premises, to furnish to Tenant (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building, (ii) heated and refrigerated air conditioning in season, and (iii) elevator and janitorial service to the Leased Premises, all such services to be provided at such times as Landlord normally furnishes these services to all other occupants of the Building and in no event less than the manner and to the extent provided to Tenant at the Leased Premises immediately prior to the Effective Date of this Lease. In addition, Landlord agrees to maintain the Leased Premises and the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. Landlord reserves the right, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set off or abatement of rent, to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Leased Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities (provided, however, that Landlord shall in all events use Landlord's best efforts to conduct such activities in a manner which will reasonably minimize any interference with and/or impairment of Tenant's use and occupancy of the Leased Premises and Shared Areas for the purposes set forth in this Lease).

            (B) Without Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Tenant shall not install any new equipment in the Leased Premises which shall require for its use electrical current or other utility service in excess of amounts provided to Tenant at the Leased Premises prior to the Effective Date of this Lease or which affects the temperature otherwise maintained by the air conditioning system or otherwise overloads any utility serving the Leased Premises.

            (C) Landlord shall make available to Tenant facilities to provide all electrical current required by Tenant in its use and occupancy of the Leased Premises and further shall make available electric lighting and current for the Shared Areas and common areas of the Building in the manner and to the extent reasonably determined by Landlord to be standard (and in no event less than in effect as of the Effective Date).

            (D) Heating and air conditioning during other than the normal business hours shall be furnished only upon the prior request of Tenant, who shall bear the cost thereof.

            (E) Failure to any extent to make available, or any slow-down, stoppage or interruption of, or any change in the quantity, character or availability of the above described services, resulting from any cause, shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or (except as set forth below) work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof; provided, however, that if such failure, stoppage or slowdown of defined services is caused by Landlord's gross negligence, willful misconduct or intentional breach of this Lease, Tenant shall be entitled to any and all remedies provided at law or in equity or under this Lease; provided further, however, that any recovery of damages by Tenant as a result of any such failure, stoppage, or slowdown caused by Landlord's gross negligence, willful misconduct or intentional breach of this Lease shall consist only of actual damages, and exclude any and all punitive, consequential, indirect, loss of business, special or incidental damages (however described). Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly.

      7. ALTERATIONS. Tenant may not make any alteration, addition or improvement to the Leased Premises, without the prior written approval of Landlord. All alterations, additions or improvements made by Tenant upon the Leased Premises shall be at the expense of Tenant and shall, at Landlord's option, be removed by Tenant prior to the expiration of the Term of this Lease at Tenant's cost and Tenant shall repair any damage to the Leased Premises caused by such removal.

      8. STATUTES AND ORDINANCES. Tenant will comply with all federal, state, county and municipal statutes and ordinances and all rules, regulations, orders and directives of the local, state and federal governments applicable to the Leased Premises or to Tenant's use or occupancy thereof and all obligations imposed thereby, at its own expense; provided, however, that Tenant shall in no event be required to make any structural changes to the Leased Premises, Shared Areas or Building in order to effect any such compliance. Landlord will comply with all federal, state, county and municipal statutes and ordinances and all rules, regulations, orders and directives of the local, state and federal governments applicable to the Building or to Landlord's and Tenant's use or occupancy thereof (excepting any uses of the Leased Premises by Tenant in any manner materially different from that permitted and contemplated hereunder) and all obligations imposed thereby, at its own expense.

      9.    INSURANCE.  (A)   COVERAGE.  During the Term of this Lease, Tenant
at its own cost and expense, shall maintain with insurers reasonably acceptable to Landlord, the following coverage: (i)

Comprehensive Liability Insurance including but not limited to Comprehensive General Liability, Contractual Liability and Automobile Liability coverages in an amount not less than $1,000,000 for bodily injury and property damage combined single limit, and (ii) all risk property insurance covering loss of or damage to property of the Tenant in an amount at least equal to the value of such property. Tenant shall also maintain Workers Compensation and Employer's Liability coverage as may be required by law.

            (B) FORM AND CERTIFICATES. The Comprehensive General Liability, Contractual Liability and Automobile Liability policies described in paragraph 9(A) above shall: (i) name Landlord as additional insured(s);
(ii) specifically insure the liability assumed by Tenant hereunder; (iii) be primary as to any occurrences insured thereby, without right of contribution from any insurance carried by the Landlord hereunder; and (iv) provide for ten (10) days written notice to the Landlord prior to cancellations or material change. Tenant agrees to provide certificates evidencing the above coverages and special endorsements to the Landlord on or before the signature date of this Lease.

            (C) WAIVER OF SUBROGATION. Landlord and Tenant, on behalf of themselves and their respective insurers, hereby waive any claim or right of recovery from the other party hereto and its officers, directors, employees, agents, concessionaires and contractors, for loss or damage to the property of such party or the property of others under such party's control, to the extent that such loss is covered by valid insurance policies. Landlord and Tenant shall provide notice of the waiver of subrogation to their respective insurers and shall endeavor to cause all applicable insurers to similarly waive such rights of subrogation.

      10. RULES AND REGULATIONS. Tenant and Tenant's agents, employees and invitees will comply fully with all requirements of the rules and regulations, especially security requirements, of the Landlord that are applicable to Building and related facilities. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed reasonably advisable for safety, care or cleanliness of the Building and related facilities or Leased Premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing in advance and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, employees, and invitees of Tenant. Landlord agrees that such rules and regulations (and any changes thereto as may be permitted hereunder) shall at no time be discriminatorily created nor discriminatorily applied or enforced among the various occupants of Building and Landlord further agrees that no such rules and regulations shall unreasonably interfere in any manner with Tenant's use of the Leased Premises and Shared Areas as contemplated and permitted under this Lease. It is agreed that in the event of any conflict or contradiction between the rules and regulations of the Building and the terms and conditions of this Lease, the terms and conditions of this Lease shall control.

      11. SECURITY OF THE BUILDING, PROPERTY AND INFORMATION. Tenant and Tenant's agents, employees and invitees will comply fully with all security regulations of the premises. Additionally, Tenant will take all reasonable steps to ensure that its employees, agents and invitees maintain the confidentiality of any and all proprietary information pertaining to Landlord and Landlord's business that they might observe through their use of or access to the Leased Premises and that such persons shall only access the Leased Premises, Shared Areas and common areas.

      12. INSPECTION. Landlord or its officers, agents and representatives shall have the right to enter into and upon any and all parts of Leased Premises at all reasonable hours (or, in any emergency, at any hour) to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) show the Leased Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction. Landlord shall exercise reasonable care so as not to interfere with Tenant's business operations.

      13. CONDEMNATION. If the Leased Premises, or any part thereof, or if the Building or any portion of the Building, leaving the remainder of the Building unsuitable for use as an office building comparable to its use on the Effective Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Term shall, at the option of Landlord or Tenant, forthwith cease and terminate; all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant; provided, however, that Tenant shall be permitted to make a separate claim in any such condemnation proceeding for any of Tenant's relocation expenses and the taking of any of Tenant's fixtures, furniture or leasehold improvements or for the value of the loss of Tenant's leasehold interest. If any such condemnation shall result in a termination of this Lease, as set forth hereinabove, then the Basic Rent and all other charges payable by Tenant hereunder will be apportioned to the date of such termination, and in the event of a partial condemnation, the Basic Rent will be reduced in the proportion that the rentable area of the Leased Premises remaining after such taking bears to the rentable area contained in the Leased Premises before such taking.

      14. FIRE OR OTHER CASUALTY. In the event that the Building should be totally destroyed by fire, tornado or other casualty or in the event the Leased Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either party hereto may terminate this Lease by delivering written notice of said termination to the other party within ten (10) days of such damage, in which event the Basic Rent and all other charges payable by Tenant hereunder shall be abated during the unexpired portion of this Lease effective with the date of such damage. In the event the Building or the Leased Premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious but neither party elects to terminate this Lease, in either such event Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the Building and/or the Leased Premises and shall proceed with reasonable diligence to restore the Building and/or Leased Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to expend in excess of available insurance proceeds or rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other occupants within the Building or the Leased Premises. Landlord shall allow Tenant a fair diminution of rent during the time the Leased Premises are unfit for occupancy for their intended purpose. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      15. TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures owned and placed by Tenant in the Leased Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

      16. TENANT'S DEFAULT. The following events shall be deemed to be events of default (herein so called, whether one or more) by Tenant under this Lease:

            (A) Tenant shall fail to pay when due any Basic Rent or other sums payable by Tenant hereunder and such failure is not cured within thirty
(30) days after written notice of such failure has been delivered to Tenant;

            (B) Tenant shall fail to comply with or observe any other provision of this Lease, and such failure shall continue for a period of thirty (30) days after written notice of such failure is delivered to Tenant (or such longer period as is reasonably necessary to cure such failure, provided that Tenant shall commence the cure of said failure within such thirty (30) day period and shall continuously and diligently pursue the remedy of such failure);

            (C) Tenant shall make a general assignment for the benefit of creditors;

            (D) Any petition shall be filed by or against Tenant under any section or chapter of the U.S. Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof and such petition is not dismissed or stayed within 90 days following the filing thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed thereunder;

            (E) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder, or

            (F) Tenant shall desert or vacate the Leased Premises and Shared Areas in their entirety.

      17. REMEDIES UPON TENANT'S DEFAULT. Upon the occurrence of any event of default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

            (A) Terminate this Lease in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said Leased Premises or any part thereof, by applicable legal process; and Tenant shall be liable to Landlord for all direct damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.

            (B) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, by applicable legal process, and if Landlord so elects, relet the Leased Premises on such terms as Landlord shall deem advisable and receive the rent therefor; and Tenant shall be liable to Landlord for any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

            (C) Enter upon the Leased Premises, by applicable legal proceedings, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant shall be liable to Landlord for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

            No re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination pursuant to this paragraph 17 of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs undertaken by Landlord following possession, which repairs are reasonably necessary to restore the premises to the condition to which they were delivered to Tenant, reasonable wear and tear and damage by casualty excepted. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Leased Premises. Notwithstanding anything to the contrary set forth in this Lease, it is hereby agreed by Landlord that in no event shall Tenant have any obligation, responsibility or liability for payment of any costs or damages as a result of any breach, default or event of default by Tenant under this Lease other than Landlord's actual and reasonable damages incurred by reason of any such breach, default or event of default; and it is thus hereby further acknowledged and agreed by Landlord that in no event shall Tenant be responsible, obligated or liable in any manner for any consequential, punitive or incidental damages which might otherwise be asserted or claimed by Landlord (including, without limitation, any claims for loss of profits and/or loss of business opportunity), all such claims or potential claims for anything other than Landlord's actual and reasonable damages being hereby knowingly, intentionally and voluntarily waived and released by Landlord for all purposes, and it being further hereby agreed that Tenant shall in no event be responsible for or obligated to pay to Landlord any cost of finish work or other tenant inducements provided by Landlord to or for the benefit of any substitute tenant in connection with a reletting of all or any part of the Leased Premises.

      18. LANDLORD'S DEFAULT/TENANT REMEDIES. Except where the provisions of this Lease grant Tenant an express, exclusive remedy or deny Tenant a remedy, if Landlord fails to perform or observe any covenant, term, provision or condition of this Lease and such default continues beyond a period of ten
(10) days for a monetary default or twenty (20) days for a non-monetary default (or such longer period as is reasonably necessary to cure such failure, provided Landlord shall commence the cure of such failure within such twenty (20) day period and shall continuously and diligently pursue the remedy of such failure), after in each instance Tenant gives written notice specifying in reasonable detail such failure to Landlord then, in any such event, Tenant shall have the right to commence such actions at law or in equity to which Tenant may be entitled. If Tenant obtains a final judgment against Landlord in a court of law or equity awarding Tenant any damages, Tenant may, in addition and not to the exclusion of any other methods of collection, offset against any amounts owed Landlord such sums up to the maximum amount of damages so awarded. The rights and remedies set forth in this paragraph are cumulative of and in addition to any other rights or remedies of Tenant set forth in this Lease. The foregoing shall not limit or impair any rights or remedies of Tenant at law or in equity.

      19. SURRENDER OF PREMISES/HOLDING OVER. At the expiration or earlier termination of this Lease, Tenant shall surrender the Leased Premises to the Landlord in good condition, broom clean, reasonable wear and tear and damage by fire or other casualty excepted. Should Tenant remain in possession of the Leased Premise, or any portion thereof, after the termination of the Lease (whether by expiration of the Lease or otherwise), Tenant shall be liable to pay monthly rental at double the rate provided hereunder, as long as Tenant remains in the Leased Premises. Such tenancy shall be subject to all terms and conditions of this Lease.

      20. ASSIGNMENT. Tenant shall not assign this Lease or any right hereunder without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed). In the event of the transfer by Landlord of its interest in this Lease or the Leased Premises and the assumption by the transferee of the Landlord's obligations hereunder, Landlord shall be released from any further obligations under this Lease, and Tenant agrees to look solely to Landlord's transferee/successor-in-interest for performance of the obligations of "Landlord" under this Lease.

      21. MECHANICS LIENS. Tenant agrees not to allow any mechanic's lien to be filed against the Leased Premises or any part of the Building by reason of any work, labor, services, or materials performed at or furnished to the Leased Premises to Tenant, or to anyone acting under Tenant, without obtaining a release or bonding around said mechanic's lien within twenty (20) days after receiving notice of the existence of any such mechanic's lien. Tenant will indemnify and hold Landlord harmless of and from any and all loss, cost, and expense, including reasonable attorneys' fees, incurred by Landlord as a result of any such mechanic's lien. This provision shall survive the termination or expiration of this Lease.

      22. INDEMNITY. Landlord is not liable to Tenant, Tenant's agents, employees, guests, invitees, or any person claiming by, through or under Tenant for any injury to person, loss or damage to property, or loss or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord, or any other person, or by any other cause whatsoever unless caused by the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant shall indemnify Landlord and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury, or property damage arising from or out of any occurrence in, on, at or from the Leased Premises or from the occupancy or use by Tenant of the Leased Premises or the Shared Areas or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its agents, contractors, employees, servants, invitees or licensees. If Landlord shall be made a party to any action commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred by Landlord.

      23.   LIMITATION OF DAMAGES. [TEXT OMITTED - CONFIDENTIAL TREATMENT
REQUESTED]

      24. SUBORDINATION. This lease shall be subject and subordinate in all respects to any present and future mortgage, deed of trust or other encumbrance that the Landlord may incur on the Building.

      25. CONDITION OF PROPERTY. Tenant acknowledges and agrees that the Leased Premises and the non-exclusive right to use portions of the Shared Areas are conveyed "AS IS," "WHERE IS" and "WITH ALL FAULTS" (as the Leased Premises and Shared Areas are currently built out) and that Landlord has not made, nor does hereby make, any representation, guarantee, promise, agreement or warranty of any kind whatsoever, whether express or implied, oral or written, past, present or future, relating to or concerning the nature, quality or condition of the Leased Premises or the Shared Areas, the income to be derived therefrom, the suitability of the Leased Premises or the Shared Areas for the uses allowed under this Lease or the habitability, merchantability or fitness for a particular purpose.

      26. NOTICES. Notices required or permitted hereunder shall be in writing, and sent to the parties by first class mail, postage prepaid, certified mail, return receipt requested, or, alternatively, by personal delivery using an independent third party courier who shall provide independent proof of such delivery, and in either such case addressed as follows:

            (a)   When to Landlord: Sabre Inc.
                                    P.O. Box 619615, MD4221 HDQ
                                    Dallas/Fort Worth Airport, TX  75261-9615
                                    Attn:  Vice President Corporate Services

            (b)   When to Tenant:   Travelocity.com LP
                                    4200 Buckingham Rd., MD 1400
                                    Fort Worth, Texas 76155
                                    Attn: General Counsel

      27. FORCE MAJEURE. Neither Landlord nor Tenant shall be deemed to be in breach of this Lease by reason of failure to perform any of its obligations hereunder to the extent that such performance is delayed by strikes, boycotts, labor disputes, lockouts, embargoes, shortages of materials, acts of God, acts of public enemy, acts of governmental authority, unusual weather conditions, floods, fire, earthquake, riots, rebellion, sabotage or any other circumstances beyond such party's reasonable control.

      28. SEVERABILITY. In the event that any one or more of the provisions of this Lease shall be determined to be invalid, unenforceable or illegal, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, and this Lease shall be construed as if such provision had never been contained herein.

      29. INCORPORATION OF PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes the complete agreement of the parties with respect to the subject matter contained herein and supersedes all previous agreed provisions. This Lease may be modified, amended or waived only by a written instrument, executed by Landlord and Tenant.

      30. NON-RECOURSE LIABILITY. Notwithstanding anything to the contrary contained in this Lease, Landlord and its successors and assigns shall not have any personal, partnership, or corporate liability for failure to perform the obligations and agreements contained in this Lease, and Tenant agrees to look solely to Landlord's interest in the Building (including any rents, profits, insurance and condemnation proceeds, proceeds from sale of the Building or any portion thereof, or any other proceeds therefrom) to satisfy any judgment, deficiency or otherwise.

      31. GOVERNING LAW. This Lease shall be governed by the laws of the State of Texas.

      32. COUNTERPARTS. This Lease may be executed in separate counterparts, each of which when executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

      WITNESS the signatures of the parties as of the date first above written.

                              LANDLORD:

                              Sabre Inc.


                              By:   /s/ Mike Baker
                                 ----------------------------------------
                                 Name:  Mike Baker
                                 Title: Vice President Corporate Services
                                        Sabre Inc.


                              TENANT:

                              Travelocity.com LP

                              By:  Travelocity Holdings, Inc.,
                                      its general partner


                              By:   /s/ Andrew B. Steinberg
                                 ----------------------------------------
                                 Name:  Andrew B. Steinberg
                                      -----------------------------------
                                 Title: Corporate Secretary, Sr. V.P. and
                                        General Counsel
                                       ----------------------------------

                                    EXHIBIT "A"

The building commonly known as CentrePort I, having a street address of 42000 Buckingham Road, Fort Worth, Texas 76155

                                    EXHIBIT "B"

                                    EXHIBIT "C"

                                     BASIC RENT

Rent and expenses shall be charged to Tenant at the yearly rate of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] (the standard work area historically allocated to an individual employee prior to the date of this Lease) as calculated by using depreciation, maintenance, operational and capital costs. Sabre shall reserve space for [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]beginning with the commencement of the Lease. Upon request by Tenant, Landlord shall use its reasonable efforts to provide additional space in the Building at the above-mentioned specified per position rate. Any additional rent, for positions that exceed the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]threshold, shall be reconciled once every quarter.

                             Minimum Monthly Basic Rent: [TEXT OMITTED -
CONFIDENTIAL TREATMENT REQUESTED]

The Basic Rent for the foregoing shall be payable in equal monthly payments in accordance with Paragraph 4 of the Lease. The additional rent for any positions that exceed the basic monthly rent shall be reconciled quarterly and paid within [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] of written notice by Landlord.

The amount of Basic Rent may be recalculated and adjusted annually to reflect actual costs incurred by Landlord for capital improvements, maintenance, operations (including property taxes) and depreciation. Any additional costs charged to Tenant shall be calculated and charged using the methodology utilized by Landlord prior to the date of this Lease.